Exhibit 10.7

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into on this 17th day of November, 2023 by and among AYALA PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and the entities named in the signature pages hereto (the “Purchasers”).

WHEREAS, on or about the date hereof, the Company issued to certain of the Purchasers the Senior Convertible Promissory Notes (the “Notes”) and, as contemplated in the Notes, the Warrants (the “Warrants”) for the purchase of shares of Common Stock; and

WHEREAS, the Purchasers and the Company desire to provide for the rights of registration under the 1933 Act as are provided herein;

NOW, THEREFORE, in consideration of the promises, covenants and conditions set forth herein, the parties hereto hereby agree as follows:

1. Certain Definitions.

Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Notes. As used in this Agreement, the following terms shall have the following meanings:

“Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York City are open for the general transaction of business.

“Closing Price” as of any date means (a) the closing bid price of one share of Common Stock as reported on the Trading Market (as defined in the Notes) on such date, (b) if no closing bid price is available, the average of the high bid and the low asked price quoted on the Trading Market on such date, or (c) if the shares of Common Stock are not then quoted on the Trading Market, the value of one share of Common Stock on such date as shall be determined in good faith by the Board of Directors of the Company and the Required Majority (as defined in the Notes), provided, that if the Board of Directors of the Company and the Required Majority are unable to agree upon the value of a share of Common Stock pursuant to this subpart (c), the Company and the Required Majority shall jointly select an appraiser who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne by the Company.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Purchasers” shall mean the Purchasers and any Affiliate or permitted transferee of any Purchaser who is a subsequent holder of any Notes or Warrants or Registrable Securities.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean the shares of Common Stock and Common Stock underlying Common Stock Equivalents held by the Purchasers as of the date hereof, including, without limitation, those issuable (i) upon conversion of the Notes, (ii) upon the exercise of the Warrants, and (iii) pursuant to the provisions of Sections 2(a) and 2(c) below, and any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon a sale pursuant to a Registration Statement or Rule 144 under the 1933 Act.

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“SEC” means the U.S. Securities and Exchange Commission.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2. Registration.

(a) Registration Statements.

(i) Not more than 60 days following the closing of the purchase and sale of the Notes and Warrants (the “Closing Date”), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities, subject to the Purchasers’ consent), covering the resale of the Registrable Securities in an amount at least equal to no less than 100% of the maximum number of shares of Common Stock underlying the Registrable Securities. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Purchasers and their counsel prior to its filing or other submission.

(ii) Upon the written demand of the Required Majority in connection with any change in the Conversion Price and/or Warrant Price such that additional shares of Common Stock become issuable pursuant to the Notes and/or Warrants, the Company shall, not more than 60 days following such demand, prepare and file with the SEC one or more Registration Statements on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available) to effect a registration for resale of such additional Common Stock (the “Additional Shares”), covering the resale of the Additional Shares, but only to the extent the Additional Shares are not at the time covered by an effective Registration Statement. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Shares. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Purchasers and their counsel prior to its filing or other submission. If a Registration Statement covering the Additional Shares is required to be filed under this Section 2(a)(ii) and is not filed with the SEC within 90 days of the request of the Required Majority, the Company will make pro rata payments to each Purchaser, as liquidated damages and not as a penalty, in an amount equal to two percent (2%) of the value of such Additional Shares on the date they were issuable to each Purchaser for a 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed for which no Registration Statement is filed with respect to the Additional Shares. Such payments shall be in partial compensation to the Purchasers, and shall not constitute the Purchasers’ exclusive remedy for such events. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within five (5) Business Days of the last day of each 30-day period during which the Registration Statement has not been filed. Such payment shall be made to each Purchaser in cash or, at the option of the Company, in additional fully paid and non-assessable shares of Common Stock not later than three (3) Business Days following the end of each 30-day period. Each share of Common Stock shall be deemed to have a value equal to the average of the Closing Prices for the ten (10) trading days beginning twenty (20) trading days prior to the issuance of such shares.

(b) Expenses. The Company will pay all expenses associated with each registration, including filing and printing fees, counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees and, with the exception of the initial registration hereunder, the Purchasers’ reasonable expenses in connection with the registration (not to exceed $7,500 plus VAT), but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c) Effectiveness.

(i) The Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable. If (x) a Registration Statement covering the Registrable Securities is not declared effective by the SEC within 150 days of the Closing Date, or (y) a Registration Statement covering Additional Shares is not declared effective by the SEC within 120 days following the demand of a Purchaser relating to the Additional Shares covered thereby, then the Company will make pro rata payments to each Purchaser, as liquidated damages and not as a penalty, in an amount equal to two percent (2%) of the aggregate amount invested by such Purchaser in the Notes and Warrants for any month or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the “Blackout Period”). Such payments shall be in partial compensation to the Purchasers, and shall not constitute the Purchasers’ exclusive remedy for such events. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each month following the commencement of the Blackout Period until the termination of the Blackout Period. Such payment shall be made to each Purchaser in cash or, at the option of the Company, in additional fully paid and non-assessable shares of Common Stock. Each share of Common Stock shall be deemed to have a value equal to the average of the Closing Prices for the ten (10) trading days beginning twenty (20) trading days prior to the issuance of such shares.

(ii) For not more than twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Purchasers in writing of the existence of (but in no event, without the prior written consent of a Purchaser, shall the Company disclose to such Purchaser any of the facts or circumstances regarding material non-public information giving rise to an Allowed Delay), and (b) advise the Purchasers in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

(d) Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Company shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to the Purchasers.

3. Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a) use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144;

(b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c) provide copies to and permit counsel designated by the Purchasers to review each Registration Statement and all amendments and supplements thereto no fewer than five (5) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

(d) furnish to the Purchasers and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be), one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser that are covered by the related Registration Statement;

(e) in the event the Company selects an underwriter for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

(f) if required by the underwriter, or if any Purchaser is described in the Registration Statement as an underwriter, the Company shall furnish, on the effective date of the Registration Statement (except with respect to clause (i) below) and on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (including any Purchaser deemed to be an underwriter), (i) (A) in the case of an underwritten offering, an opinion, dated as of the closing date of the sale of Registrable Securities to the underwriters, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Purchasers participating in such underwritten offering or (B) in the case of an “at the market” offering, an opinion, dated as of or promptly after the effective date of the Registration Statement to the Purchasers, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in a public offering, addressed to the Purchasers, and (ii) a letter, dated as of the effective date of such Registration Statement and confirmed as of the applicable dates described above, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters (including any Purchaser deemed to be an underwriter);

(g) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(h) prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Purchasers and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Purchasers and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement;

(i) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(j) immediately notify the Purchasers, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(k) cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates, to the extent permitted by applicable federal and state securities laws, shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names of the Holder in connection with any sale of Registrable Securities.

4. Obligations of the Purchasers.

(a) Each Purchaser shall promptly furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Purchaser of the information the Company requires from such Purchaser if such Purchaser elects to have any of the Registrable Securities included in the Registration Statement. A Purchaser shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Purchaser elects to have any of the Registrable Securities included in the Registration Statement.

(b) Each Purchaser agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) In the event the Company, at the request of the Required Majority, determines to engage the services of an underwriter, each Purchaser agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities.

(d) Each Purchaser agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(j) hereof, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Purchaser’s receipt of the copies of the supplemented or amended prospectus filed with the SEC and declared effective and, if so directed by the Company, the Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Purchaser’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

(e) No Purchaser may participate in any third party underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions. Notwithstanding the foregoing, no Purchaser shall be required to make any representations to such underwriter, other than those with respect to itself and the Registrable Securities owned by it, including its right to sell the Registrable Securities, and any indemnification in favor of the underwriter by the Purchasers shall be several and not joint and limited in the case of any Purchaser, to the proceeds received by such Purchaser from the sale of its Registrable Securities. The scope of any such indemnification in favor of an underwriter shall be limited to the same extent as the indemnity provided in Section 6(b) hereof.

5. Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless each Purchaser and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Purchaser within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, officer, director, member, or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof; (iii) the omission or alleged omission to state in any preliminary prospectus or final prospectus contained in and Registration Statement, or any supplement thereof a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Purchaser’s behalf (the undertaking of any underwriter chosen by the Company being attributed to the Company) and will reimburse such Purchaser, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Purchaser or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b) Indemnification by the Purchasers. In connection with any registration pursuant to the terms of this Agreement, each Purchaser will furnish to the Company in writing such information as the Company reasonably requests concerning the holders of Registrable Securities or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of a Purchaser be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Purchaser and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Purchaser upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

(e) Survival. The obligations of the Company and Purchasers under this Section 6 shall survive the completion of any offering of Registrable Securities in a registration statement under Section 2 and otherwise.

7. Miscellaneous.

(a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Majority. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, by the Required Majority.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 10(a) of the Notes.

(c) Assignments and Transfers by Purchasers. The provisions of this Agreement shall be binding upon and inure to the benefit of the Purchasers and their respective successors and assigns. A Purchaser may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Purchaser to such person, provided that such Purchaser complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Majority, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation.

(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or email (scanned PDF), which shall be deemed an original.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Governing Law; Consent to Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in New York, New York (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(l) Reports Under Securities Exchange Act. With a view to making available the benefits of certain rules and regulations of the SEC, including Rule 144, that may at any time permit the Purchaser to sell securities of the Company to the public without registration or pursuant to a registration on Form S-1 or Form S-3, the Company agrees (i) to make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Closing Date; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers or representatives to execute this Agreement as of the date first above written.

THE COMPANY:	AYALA PHARMACEUTICALS, INC.

	By:	/s/ Kenneth A. Berlin
	Name:	Kenneth A. Berlin
	Title:	President and Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers or representatives to execute this Agreement as of the date first above written.

THE PURCHASERS:

ISRAEL BIOTECH FUND I, L.P.

By its general partner: Israel Biotech Fund GP Partners, L.P.
By its general partner: I.B.F. Management, Ltd.

	By:	/s/ Ido Zairi
	Name:	Ido Zairi
	Title:	Director

ISRAEL BIOTECH FUND II, L.P.

By its general partner: Israel Biotech Fund GP Partners II, L.P.
By its general partner: I.B.F. Management, Ltd.

	By:	/s/ Ido Zairi
	Name:	Ido Zairi
	Title:	Director

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers or representatives to execute this Agreement as of the date first above written.

THE PURCHASERS:

ARKIN BIO VENTURES L.P.
By its General Partner:
Arkin Bio Ventures Partners Ltd.

By:	/s/ Moshe Arkin
Name:	Moshe Arkin
Title:	Director

ARKIN COMMUNICATION LTD.

By:	/s/ Moshe Arkin
Name:	Moshe Arkin
Title:	Director

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers or representatives to execute this Agreement as of the date first above written.

THE PURCHASERS:

BIOTEL LIMITED

By:	/s/ Rodney Hodges
Name:	Rodney Hodges
Title:	duly authorized by Champel Directors Limited to sign on its behalf as corporate director of Biotel Limited